UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 22, 2005


                             CATCHER HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                 000-50299                      62-0201385
(State or Other Jurisdiction    (Commission                  (I.R.S. Employer
   of  Incorporation)           File Number)              Identification Number)

                             39526 CHARLESTOWNE PIKE
                            HAMILTON, VIRGINIA 20158
          (Address of Principal Executive Offices, including zip code)

                                 (540) 882-3087
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


On November 22, 2005, our wholly-owned subsidiary, Catcher, Inc., entered into a manufacturing agreement with Key Tronic Corporation pursuant to which Key Tronic will manufacture the CATCHER(TM) device for us, at unit prices depending on monthly purchase volumes. Prices are subject to change if parts and material costs change or process or test procedures change. The initial term of the agreement expires on December 31, 2009 and the agreement may be renewed for additional two-year terms upon the mutual written agreement of the parties. Either party may terminate the agreement immediately upon written notice if the other party fails to comply with any material term or condition of the agreement, becomes insolvent or has a bankruptcy petition filed by or against it and such petition is not dismissed within 60 days of the filing date. Neither party may terminate the agreement during the initial term or any renewal term other than for cause. We are not obligated under the agreement to purchase any particular number of units from Key Tronic. However, if our average monthly purchases fall below 2,000 units at any time during the initial term of the agreement, then we must immediately pay to Key Tronic $58,000 to reimburse Key Tronic for non-recurring engineering costs.


The foregoing description is only a summary and is qualified in its entirety by reference to the manufacturing agreement attached hereto as Exhibit 10.1 and hereby incorporated by reference herein.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

     10.1 Manufacturing Agreement, dated as of November 22, 2005, by and between Catcher, Inc., and Key Tronic Corporation.*

*Certain confidential portions of this exhibit were omitted and provided separately to the Securities and Exchange Commission pursuant to a request for confidential treatment.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CATCHER HOLDINGS, INC.


November 29, 2005                     By:     /s/ Charles Sander
                                         ---------------------------------------
                                                  Charles Sander
                                           President and Chief Executive Officer